Alamo Frac Holdings, LLC and Subsidiaries Consolidated Financial Statements December 31, 2020

Alamo Frac Holdings, LLC and Subsidiaries Table of Contents 2 Independent Auditor’s Report 3 Consolidated Financial Statements Consolidated Balance Sheet 5 Consolidated Statement of Income 6 Consolidated Statement of Members’ Equity 7 Consolidated Statement of Cash Flows 8 Notes to the Consolidated Financial Statements 9

Independent Auditor’s Report To the Board of Directors of Alamo Frac Holdings, LLC Arlington, Texas Opinion We have audited the consolidated financial statements of Alamo Frac Holdings, LLC and subsidiaries (the Company), which comprise the consolidated balance sheet as of December 31, 2020 and the related consolidated statements of income, changes in members’ equity, and cash flows for the years then ended, and the related notes to the financial statements. In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America. Basis for Opinion We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Responsibilities of Management for the Financial Statements Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are issued or available to be issued.

4 Auditor’s Responsibilities for the Audit of the Financial Statements Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements. In performing an audit in accordance with GAAS, we: • Exercise professional judgment and maintain professional skepticism throughout the audit. • Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. • Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed. • Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements. • Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time. We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit. /s/ BDO USA, LLP Dallas, TX April 28, 2021

Alamo Frac Holdings, LLC and Subsidiaries Consolidated Balance Sheet 5 December 31, 2020 Assets Current assets Cash $ 26,568,169 Accounts receivable, net 39,429,106 Related party receivables 2,185,458 Inventories 1,583,711 Prepaids and other current assets, net 8,801,575 Total current assets 78,568,019 Plant, property and equipment, net 145,962,023 Oil and gas properties, net (using successful efforts of accounting) 10,199,925 Intangible assets, net 635,387 Total assets $ 235,365,354 Liabilities and members’ equity Current liabilities Accounts payable $ 41,143,587 Accrued expenses 9,240,083 Asset retirement obligation 18,902 Current portion of long-term debt 11,017,201 Total current liabilities 61,419,773 Non-current liabilities Long-term debt, net of current portion 36,254,027 Total liabilities 97,673,800 Commitments and Contingencies (Note 8) Members’ equity 1,000,000 class A units authorized and 100,000 issued and outstanding 107,125,707 15,000 class B units authorized and 11,500 issued and outstanding - Retained earnings 30,565,847 Total members’ equity 137,691,554 Total liabilities and members’ equity $ 235,365,354 See accompanying notes to the consolidated financial statements.

Alamo Frac Holdings, LLC and Subsidiaries Consolidated Statement of Income 6 For the Year Ended December 31, 2020 Revenues $ 248,760,855 Oil and gas revenues 4,502,291 Total revenues 253,263,146 Cost of revenues 225,845,150 Gross profit 27,417,996 Operating (income) expenses Selling, general and administrative expenses 10,879,932 Gain on sale of assets (1,290,565) Other Income (983,578) Total operating expenses 8,605,789 Income from operations 18,812,207 Other expense Interest expense, net 6,934,543 Total other expense, net 6,934,543 Net income $ 11,877,664 See accompanying notes to the consolidated financial statements.

Alamo Frac Holdings, LLC and Subsidiaries Consolidated Statement of Members’ Equity 7 Class A Members’ Equity Class B Members’ Equity Retained Earnings Total Balance, December 31, 2019 $ 107,625,701 $ - $ 18,688,183 $ 126,313,884 Distributions (499,994) - - (499,994) Net income - - 11,877,664 11,877,664 Balance, December 31, 2020 $ 107,125,707 $ - $ 30,565,847 $ 137,691,554 See accompanying notes to the consolidated financial statements.

Alamo Frac Holdings, LLC and Subsidiaries Consolidated Statement of Cash Flows 8 For the Years Ended December 31, 2020 Cash flows from operating activities: Net income $ 11,877,664 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation expense 48,914,086 Depletion expense 1,630,082 Amortization expense 25,199 Amortization of deferred financing costs 656,775 Allowance for doubtful accounts 10,000,000 (Gain) loss on sale of assets (1,290,565) (Gain) loss on sale of marketable securities (983,578) Changes in operating assets and liabilities: Accounts receivable 243,632 Related party receivable (2,060,458) Other receivables 2,810,781 Inventories (835,596) Prepaid expenses and other current assets (5,634,530) Accounts payable 1,330,508 Accrued expenses 897,266 Net cash provided by operating activities 67,581,266 Cash flows from investing activities Purchases of property and equipment (34,342,838) Purchase of oil and gas properties (858,574) Purchase of intangible assets (467,958) Proceeds from sale of assets 4,144,000 Proceeds from sale of marketable securities 3,483,578 Net cash used in investing activities (28,041,792) Cash flows from financing activities Proceeds from line of credit 245,118,285 Payments on line of credit (256,815,777) Proceeds from long-term debt 10,578,026 Payments of long-term debt (14,071,284) Payments of debt issuance costs (48,341) Members distributions (499,994) Net cash used in financing activities (15,739,085) Net increase cash and cash equivalents 23,800,389 Cash and cash equivalents- beginning of year 2,767,780 Cash and cash equivalents- end of year $ 26,568,169 Supplemental Disclosure of Cash Flow Information Cash paid for interest $ 6,452,928 Total plant, property and equipment included in accounts payable and accruals $ 5,629,403 Accounts receivable exchanged for stock $ 2,500,000 See accompanying notes to the consolidated financial statements.

Alamo Frac Holdings, LLC and Subsidiaries Notes to the Consolidated Financial Statements 9 1. Basis of Presentation Alamo Frac Holdings, LLC (the “Company”) and its wholly-owned subsidiaries, Alamo Pressure Pumping, LLC, Alamo RP Holdings, LLC, Alamo Mobilization, LLC, Alamo Employee Holdco Parent, LLC, Alamo Employee Holdco, LLC, Alamo E&P, LLC, Alamo Borden County 1, LLC, Alamo Borden County 2, LLC, and Alamo Pump Holdings, LLC are engaged in the business of providing hydraulic fracturing services to oil and natural gas companies located primarily in Texas. The corporate office of the Company is located in Arlington, Texas, with its operating facility located in Midland, Texas. The accompanying consolidated financial statements include the accounts of Alamo Frac Holdings, LLC., and its subsidiaries, which are collectively referred to as “Alamo” the “Company,” “we,” “our,” or “us,” unless the context requires otherwise. 2. Summary of Significant Accounting Policies A summary of the significant accounting policies is consistently applied by the Company in the preparation of the accompanying consolidated financial statements. Principals of Consolidation Our consolidated financial statements include the accounts of Alamo and its wholly-owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Basis of Accounting The consolidated financial statements have been prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Use of Estimates The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect certain reported amounts in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates and assumptions. Cash and Cash Equivalents The Company considers all highly liquid investments with an original maturity of three months or less when acquired to be cash equivalents. The Company will occasionally hold cash deposits in financial institutions that exceed federally insured limits. The Company believes its risk of loss associated with these accounts to be remote. At December 31, 2020, the Company’s uninsured cash balances total $26,068,169. Accounts Receivable Accounts receivable are stated at net realizable value which consists of the amount billed less an allowance for doubtful accounts. Determination for when receivables are past due is based on a number of factors, including the length of time that a receivable is past due, available credit history, the customer’s ability and willingness to pay, and the condition of the general economy and the

Alamo Frac Holdings, LLC and Subsidiaries Notes to the Consolidated Financial Statements 10 industry as a whole. The Company writes off accounts when they are determined to be uncollectable. The allowance for doubtful accounts was $15,000,000 at December 31, 2020. Inventories Inventories include sand and chemicals which are used in providing hydraulic fracturing services and component parts used in maintenance. The Company carries inventories at the lower of cost or net realizable value, using the weighted average costing method. Property, Plant and Equipment Fixed assets are stated at cost and depreciated over the estimated useful lives of the assets using the straight-line method. Expenditures for major renewals and betterments that extend the useful lives of the Company’s equipment are capitalized over the remaining useful life of the parent asset. Expenditures for normal maintenance and repairs are expensed as incurred. The cost of assets sold or abandoned, and the related accumulated depreciation are eliminated from the accounts and any gain or loss from the disposal is reflected in the operating results of the respective period. The estimated useful lives are as follows: Building and improvements 7-39 years Land Improvements 15 years Machinery and equipment 3 months-7 years Vehicles 5-7 years Office equipment 3-5 years Oil and gas properties We follow the successful efforts method of accounting. The costs of drilling and equipping exploratory wells are deferred until the Company has determined whether proved reserves have been found. If proved reserves are found, the deferred costs are capitalized as part of the wells and related equipment and facilities. If no proved reserves are found, the deferred costs are charged to expense. All costs of drilling and equipping developmental wells and the costs of support facilities and equipment used in oil and gas operations are capitalized. Exploration expenses, including geological and geophysical expenses and delay rentals, are charged to expense. Acquisition costs of proved properties are amortized on the unit-of-production method based on all proved reserves, developed and undeveloped, and capitalized development costs (wells and related equipment and facilities) are amortized on the bases of proved developed reserves. Our unit-of- production amortization rates are revised prospectively on an annual basis at a minimum, based on updated engineering information for our proved reserves. Investments in major development projects are not depleted until such project is substantially complete and producing or until impairment occurs. The carrying value of our properties is assessed for impairment on an annual basis at a minimum. Proved properties are compared to management’s future estimated undiscounted net cash flows from the properties. If undiscounted cash flows are less than the carrying value, then the Company recognizes an impairment charge in income from operations equal to the difference between the carrying value and their estimated fair value based on the present value of the related future net cash flows and other relevant market value data. Impairment of individually significant unproved

Alamo Frac Holdings, LLC and Subsidiaries Notes to the Consolidated Financial Statements 11 properties is assessed on a property-by-property basis, and impairment of other unproved properties is assessed on an aggregate basis. The impairment assessment for unproved properties is affected by factors such as the results of exploration and development activities, commodity price projections, remaining lease terms, and potential shifts in our business strategy. Impairment of Long-Lived Assets The Company reviews the carrying value of its long-lived assets whenever events or changes in circumstances indicate that the historical cost-carrying value of an asset may no longer be appropriate. The Company assesses recoverability of the carrying value of its assets by estimating the undiscounted future net cash flows expected to result from the asset over its expected useful life, including eventual disposition. If the future undiscounted net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset’s carrying value and fair value. No impairment losses were recorded during the years presented. Asset Retirement Obligations Our asset retirement obligation consists of future plugging and abandonment expenditures related to our oil and gas properties recorded at estimated fair value at the asset’s inception, with an offsetting increase to producing properties on the consolidated balance sheets, which is depreciated such that the cost of the asset retirement obligation is recognized over the useful life of the asset. Periodic accretion of the discount of the estimated liability to its expected settlement value is recorded as an expense in the consolidated statements of income. Inherent in the fair value calculation of asset retirement obligations are numerous assumptions and judgments, including the ultimate settlement amounts, inflation factors, our credit-adjusted risk- free rate, timing of settlement, and changes in the legal, regulatory, environmental and political environments. To the extent future revisions to these assumptions impact the fair value of the existing asset retirement obligation liability, a corresponding adjustment is made to the oil and gas property balance. The valuation technique we utilize to determine the fair value of the liability at inception applies a credit-adjusted risk-free rate, which takes into account our credit risk, the time value of money, and the current economic state, to the undiscounted expected plugging and abandonment cash flows. Given the unobservable nature of certain inputs, the initial measurement of the asset retirement obligation liability is a nonrecurring Level 3 fair value measurement. Revenue Recognition Revenue is recognized when control of goods or services are transferred to customers, for the amount that reflects the consideration for which entitlement is expected in exchange for those goods or services. For fracturing service revenue, the Company elected to utilize the as-invoiced practical expedient as the invoiced amount corresponds directly with the value the customer receives/consumes as the fracturing services are completed by the Company, which is generally a daily process. Transfer of ownership of the oil and gas quantities produced occurs at the wellhead, which is when control of the good is transferred to the customer in accordance with ASC 606.

Alamo Frac Holdings, LLC and Subsidiaries Notes to the Consolidated Financial Statements 12 Income Taxes For federal income tax purposes, the Company is treated as a partnership and, as such, is not subject to federal income taxes. Instead, the Company’s income and other tax attributes are passed through to the Members for federal and where applicable, state income tax purposes. The Company is subject to state margin and franchise tax, which are based on revenue and are immaterial. Management of the Company considers the likelihood of changes by taxing authorities in its filed income tax returns and discloses potential significant changes that management believes are more likely than not to occur upon examination by tax authorities. Management has not identified any uncertain tax positions in its filed income tax returns that require disclosure in the accompanying financial statement. Therefore, no reserve for uncertain federal income tax positions has been recorded, nor have any federal income tax related interest or penalties been incurred, for the year ended December 31, 2020. Fair Value of Financial Instruments The Company’s consolidated financial instruments primarily consist of cash, accounts receivable, accounts payable, and debt instruments. The carrying amounts of financial instruments, other than debt instruments, are representative of their fair values due to their short maturities. The Company’s debt agreements bear interest at market rates, and management believes its carrying amount approximates fair value. COVID-19 consideration On January 30, 2020, the World Health Organization (“WHO”) announced a global health emergency because of a new strain of coronavirus originating in Wuhan, China (the “COVID-19 outbreak”) and the risks to the international community as the virus spreads globally beyond its point of origin. In March 2020, the WHO classified the COVID-19 outbreak as a pandemic, based on the rapid increase in exposure globally. The full impact of the COVID-19 outbreak continues to evolve as of the date of this report. As such, it is uncertain as to the full magnitude that the pandemic will have on the Company’s financial condition, liquidity, and future results of operations. Management is actively monitoring the impact of the global situation on its financial condition, liquidity and operations. Given the daily evolution of the COVID-19 outbreak and the global responses to curb its spread, the Company is not able to estimate the effects of the COVID-19 outbreak on its results of operations, financial condition, or liquidity for fiscal year 2021. During 2020 the Company utilized the Paycheck Protection Program as established by the CARES Act and received a loan totaling $10,000,000. The receipt of the PPP loan is subject to initial qualification and forgiveness requiring that the Company meets certain criteria. All PPP loans in excess of $2,000,000 are subject to audit by the SBA. See Note 5 for further discussion related to this loan. Recent Accounting Pronouncements In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-02, Leases. This ASU requires lessees to recognize right of use assets and lease liabilities generated by contracts longer than a year on their balance sheet. The ASU also requires companies to disclose in the footnotes to their consolidated financial statements information about the amount, timing, and uncertainty for the payments they make for the lease agreements. ASU

Alamo Frac Holdings, LLC and Subsidiaries Notes to the Consolidated Financial Statements 13 2016-02 is effective for private companies for annual periods and interim periods within those annual periods beginning after December 15, 2020. Early adoption is permitted for all entities. In January 2018, the FASB also issued ASU 2018-01, Land Easement Practical Expedient for Transition to Topic 842. Under this guidance, an optional transition practical expedient is available whereby existing or expired land easements that were not previously accounted for as leases under Topic 840 are not required to be evaluated under Topic 842. We will evaluate the application of this ASU together with the overall assessment of Topic 842. In June 2016, the FASB issued ASU 2016-13, "Measurement of Credit Losses on Financial Instruments." ASU 2016-13 changes the impairment model for most financial assets and certain other instruments, including trade and other receivables, held-to-maturity debt securities and loans, and requires entities to use a new forward-looking expected loss model that will result in the earlier recognition of allowances for losses. In November 2019 the FASB issued ASU 2019-10 which amended certain effective dates for ASU 2016-13, ASU 2017-12, and ASU 2016-02. This update for ASU 2016-13 is effective for the Company for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. Early adoption is permitted for a fiscal year beginning after December 15, 2018, including interim periods within that fiscal year. Entities will apply the standard's provisions as a cumulative-effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is adopted. The Company is currently evaluating the new guidance to determine the impact it will have on our consolidated financial statements. 3. Property, Plant and Equipment Property and equipment consisted of the following at December 31: 2020 Land $ 1,142,077 Land improvements 2,852,244 Buildings 3,338,810 Machinery and equipment 247,977,878 Vehicles 3,285,016 Office equipment 257,821 Construction in progress 154,532 Total property, plant and equipment 259,008,378 Less: Accumulated depreciation (113,046,355) Net property, plant and equipment $ 145,962,023

Alamo Frac Holdings, LLC and Subsidiaries Notes to the Consolidated Financial Statements 14 Oil and gas properties consisted of the following as of December 31: 2020 Mineral interest in properties: Unproved $ 2,099,445 Proved 12,179,590 Support equipment 545,124 Total Property, plant and equipment 14,824,159 Less: Accumulated depletion, depreciation, amortization, and impairment (4,639,760) Net property, oil and gas properties $ 10,184,399 4. Accrued Expenses Accrued expenses consisted of the following at December 31: 2020 Payroll $ 4,285,686 Other accrued expenses 2,861,046 State sales and gross receipts tax 910,563 Oil and gas well severance tax 1,182,788 Total accrued expenses $ 9,240,083

Alamo Frac Holdings, LLC and Subsidiaries Notes to the Consolidated Financial Statements 15 5. Long Term Debt Long-term debt consisted of the following at December 31: 2020 One note payable to a limited liability company which is unsecured. The note incurs interest at a fixed rate of 6% and would have matured on October 13, 2020. Loan payments are on hold pending resolution of ongoing litigation. $ 850,000 One note payable to a Tennessee corporation which is secured by the equipment purchased with the proceeds. The note incurs interest at a fixed rate of 8% and matures on November 6, 2022. 576,864 Twenty-six installment notes payable with various maturities through 2022; due in monthly installments ranging from $450 to $1,510, including interest at various fixed rates. These notes are collateralized by vehicles purchased. 528,708 One note payable to a financial institution in conjunction with the SBA Paycheck Protection Program. Original proceeds were $10,000,000; $21,973 in proceeds were returned on May 14,2020. The loan may be forgiven to the extent proceeds of the loan are used for eligible expenditures such as payroll and other expenses described in the CARES Act. The loan bears interest at a rate of 1% and is payable at maturity on April 17, 2022. On February 8, 2021, the Company applied for full forgiveness of the loan balance. 9,978,027 Two notes payable to an agent on behalf of two limited liability companies. The notes amortize through mandatory principal payments of 2.5% of the outstanding balance at each quarter end and an Excess Cash Flow mechanism. The notes bear interest at a rate per annum equal to, at Alamo’s option, (a) the Base Rate of 5.5%, plus an applicable margin of 10.50% or (b) the adjusted London Interbank Offered Rate (“LIBOR”) rate of 2.31%, plus an applicable margin of 11.50%. At December 31, 2020, the interest rate utilized by the Company was 13.24%, respectively. This note is collateralized by equipment and matures November 15, 2023. 37,262,256 Total long-term debt 49,195,855 Less: Current portion of long-term debt (11,017,201) Less: Deferred costs, net (1,924,627) Total long-term debt - net $ 36,254,027

Alamo Frac Holdings, LLC and Subsidiaries Notes to the Consolidated Financial Statements 16 Aggregate maturities of notes payable at December 31, 2020 are as follows: Year Ending December 31, 2020 2021 $ 11,017,201 2022 7,680,883 2023 30,489,964 2024 6,135 2025 1,672 Total $ 49,195,855 6. Revolving Credit Facility On March 7, 2019, the Company closed a new revolving credit facility with a financial institution. The agreement allows for a maximum advance of $30,000,000. The revolving credit facility matures on March 7, 2022 and bears interest at a rate of LIBOR plus 3.25%. The line is collateralized by accounts receivable and inventories with a second lien on fixed assets. On April 6, 2020, the financial institution increased the Company’s revolving line for a maximum advance of $35,000,000. The outstanding balance under that agreement at December 31, 2020 was $0. 7. Members’ Equity Each Member’s Membership Interest is represented by its Capital Account and/or by Units issued by the Company to such Members. The two initial classes of Units are Class A Units and Class B Units. Class A Members are entitled to vote on any matter for vote, consent or other action submitted to a vote of the Members. Additionally, two of the three Class A Members have the right to nominate a person to the Board of Managers which is the Company’s primary governing body. All Class B Units shall be non-voting, and no Class B Member holding such Class B Units shall have the right to vote or participate in any meetings of the Members. Additionally, all Class B Units are subject to vesting and forfeiture in accordance with the terms and conditions set forth in the Company Agreement and in the applicable Unit Award Agreement with the Class B Member holding such Class B Units. The Class B Units issued pursuant to an applicable Unit Award Agreement between the holder thereof and the Company are intended to be “profits interests” with the recipient’s participation limited to the income and asset appreciation of the Company arising after the date of issuance of any such Profit Units. There were no grants of Class B Units during 2020.

Alamo Frac Holdings, LLC and Subsidiaries Notes to the Consolidated Financial Statements 17 8. Commitment and Contingencies Operating Leases The Company leases certain properties under multiple non-cancelable leases, some of which expire in 2021. Total lease expense was approximately $5,913,841 for the twelve months ended December 31, 2020. Of the total lease expense, $45,648 was paid to a related party for the lease of the corporate office in Arlington, Texas. At December 31, 2020, approximate rental commitments under non-cancelable lease terms in excess of one year are as follows: Year Ending December 31, 2020 2021 $ 8,176,202 2022 7,578,353 2023 5,579,626 2024 3,187,817 2025 45,648 Total $ 24,567,646 Litigation The Company is involved in several lawsuits and claims arising in the normal course of business. In management’s opinion, the ultimate outcome of these items will not have a material adverse effect on the financial position or results of operation of the Company. 9. Concentrations of Credit Risk The Company is subject to concentrations of credit risk consisting primarily of cash and accounts receivable. The Company provides services to companies in the oil and gas industry. Collateral is not required for credit extended to the Company’s customer. During the year ended December 31, 2020, the Company had five customers which combined accounted for 91% of the Company’s revenues. All other customers individually contributed less than 10% of total sales. As of December 31, 2020, the Company had three customers which combined accounted for 79% of the outstanding accounts receivable. 10. Related Party Transactions Other than described elsewhere in the consolidated financial statements or footnotes, the Company has no material related party transactions in 2020. 11. Subsequent Events In preparing these consolidated financial statements, the Company evaluated events that occurred through April 28, 2021, the date these consolidated financial statements were available to be issued.